Vanguard® Intermediate-Term Treasury Fund
Schedule of Investments (unaudited)
As of October 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (98.1%)
U.S. Government Securities (94.3%)
United States Treasury Note/Bond	2.625%	12/31/23	89,000	92,935
United States Treasury Note/Bond	2.125%	2/29/24	31,000	32,095
United States Treasury Note/Bond	2.375%	2/29/24	39,500	41,117
United States Treasury Note/Bond	2.125%	3/31/24	54,000	55,924
United States Treasury Note/Bond	2.250%	4/30/24	46,200	48,019
United States Treasury Note/Bond	0.500%	3/31/25	95,800	94,543
United States Treasury Note/Bond	2.625%	3/31/25	38,300	40,538
United States Treasury Note/Bond	0.375%	4/30/25	113,100	110,944
United States Treasury Note/Bond	2.875%	4/30/25	116,400	124,239
United States Treasury Note/Bond	2.125%	5/15/25	121,600	126,654
United States Treasury Note/Bond	0.250%	5/31/25	78,700	76,757
United States Treasury Note/Bond	2.875%	5/31/25	75,000	80,121
United States Treasury Note/Bond	0.250%	6/30/25	118,200	115,153
United States Treasury Note/Bond	2.750%	6/30/25	60,000	63,862
United States Treasury Note/Bond	0.250%	7/31/25	57,300	55,760
United States Treasury Note/Bond	2.875%	7/31/25	74,100	79,287
United States Treasury Note/Bond	2.000%	8/15/25	106,400	110,440
United States Treasury Note/Bond	0.250%	8/31/25	45,700	44,400
United States Treasury Note/Bond	2.750%	8/31/25	43,600	46,489
United States Treasury Note/Bond	0.250%	9/30/25	185,500	180,051
United States Treasury Note/Bond	3.000%	9/30/25	39,300	42,315
United States Treasury Note/Bond	0.250%	10/31/25	108,000	104,642
United States Treasury Note/Bond	2.250%	11/15/25	49,000	51,366
United States Treasury Note/Bond	0.375%	11/30/25	89,300	86,830
United States Treasury Note/Bond	2.875%	11/30/25	44,000	47,218
United States Treasury Note/Bond	2.625%	12/31/25	48,300	51,379
United States Treasury Note/Bond	0.375%	1/31/26	193,000	187,180
United States Treasury Note/Bond	1.625%	2/15/26	132,184	135,158
United States Treasury Note/Bond	6.000%	2/15/26	17,000	20,490
United States Treasury Note/Bond	0.750%	3/31/26	71,000	69,846
United States Treasury Note/Bond	2.250%	3/31/26	7,450	7,816
United States Treasury Note/Bond	0.750%	4/30/26	59,000	57,995
United States Treasury Note/Bond	1.625%	5/15/26	90,300	92,261
United States Treasury Note/Bond	0.750%	5/31/26	142,000	139,471
United States Treasury Note/Bond	2.125%	5/31/26	110,300	115,177
United States Treasury Note/Bond	0.875%	6/30/26	131,100	129,379
United States Treasury Note/Bond	1.875%	6/30/26	39,900	41,222
United States Treasury Note/Bond	1.875%	7/31/26	36,000	37,193
United States Treasury Note/Bond	1.500%	8/15/26	92,000	93,394
United States Treasury Note/Bond	0.875%	9/30/26	54,400	53,601
United States Treasury Note/Bond	1.625%	9/30/26	136,400	139,298
United States Treasury Note/Bond	2.000%	11/15/26	155,100	161,183

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	United States Treasury Note/Bond	6.500%	11/15/26	5,000	6,291
	United States Treasury Note/Bond	2.250%	2/15/27	150,000	157,711
	United States Treasury Note/Bond	6.625%	2/15/27	7,000	8,927
	United States Treasury Note/Bond	1.125%	2/28/27	19,100	18,981
	United States Treasury Note/Bond	2.375%	5/15/27	34,000	35,992
	United States Treasury Note/Bond	0.500%	10/31/27	118,500	112,686
	United States Treasury Note/Bond	2.250%	11/15/27	71,000	74,705
	United States Treasury Note/Bond	6.125%	11/15/27	14,000	17,896
	United States Treasury Note/Bond	0.625%	11/30/27	120,800	115,590
	United States Treasury Note/Bond	0.625%	12/31/27	75,500	72,126
	United States Treasury Note/Bond	0.750%	1/31/28	102,500	98,528
	United States Treasury Note/Bond	2.750%	2/15/28	118,500	128,276
	United States Treasury Note/Bond	1.125%	2/29/28	36,640	36,056
	United States Treasury Note/Bond	1.250%	3/31/28	139,900	138,523
	United States Treasury Note/Bond	1.250%	4/30/28	64,900	64,231
	United States Treasury Note/Bond	2.875%	5/15/28	109,700	119,710
	United States Treasury Note/Bond	1.250%	6/30/28	131,600	129,976
	United States Treasury Note/Bond	1.000%	7/31/28	51,100	49,607
	United States Treasury Note/Bond	2.875%	8/15/28	159,700	174,622
	United States Treasury Note/Bond	5.500%	8/15/28	10,000	12,625
	United States Treasury Note/Bond	1.125%	8/31/28	67,150	65,692
	United States Treasury Note/Bond	1.250%	9/30/28	72,700	71,678
	United States Treasury Note/Bond	3.125%	11/15/28	153,500	170,697
	United States Treasury Note/Bond	5.250%	11/15/28	19,500	24,473
	United States Treasury Note/Bond	2.625%	2/15/29	102,900	111,148
	United States Treasury Note/Bond	5.250%	2/15/29	10,000	12,613
	United States Treasury Note/Bond	2.375%	5/15/29	16,500	17,557
	United States Treasury Note/Bond	1.500%	2/15/30	23,500	23,522
[1]	United States Treasury Note/Bond	0.625%	5/15/30	67,250	62,479
	United States Treasury Note/Bond	0.625%	8/15/30	114,200	105,831
	United States Treasury Note/Bond	0.875%	11/15/30	126,400	119,487
	United States Treasury Note/Bond	1.125%	2/15/31	113,500	109,527
	United States Treasury Note/Bond	1.625%	5/15/31	56,800	57,226
	United States Treasury Note/Bond	1.250%	8/15/31	80,600	78,308
					6,087,039
Agency Bonds and Notes (3.8%)
[2]	Fannie Mae Interest Strip	0.000%	5/15/29	18,875	16,745
[2]	Fannie Mae Principal Strip	0.000%	1/15/30	16,000	13,954
[2]	Fannie Mae Principal Strip	0.000%	5/15/30	55,682	48,211
[2]	Fannie Mae Principal Strip	0.000%	11/15/30	6,000	5,128
[2]	Freddie Mac Strips	0.000%	3/15/31	28,909	24,498
	Private Export Funding Corp.	4.300%	12/15/21	4,150	4,170
	Private Export Funding Corp.	3.550%	1/15/24	10,300	10,908
	Private Export Funding Corp.	1.400%	7/15/28	34,000	33,427
	Resolution Funding Corp. Principal Strip	0.000%	4/15/30	98,000	84,618
					241,659
Total U.S. Government and Agency Obligations (Cost $6,384,598)					6,328,698
Sovereign Bonds (0.7%)
[3]	State of Israel (Cost $46,029)	0.000%	11/1/24	50,000	48,585

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[4]	Vanguard Market Liquidity Fund (Cost $11,830)	0.070%	118,298	11,830
Total Investments (99.0%) (Cost $6,442,457)				6,389,113
Other Assets and Liabilities—Net (1.0%)				64,334
Net Assets (100%)				6,453,447
Cost is in $000.
1	Securities with a value of $1,579,000 have been segregated as initial margin for open futures contracts.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	U.S. government-guaranteed.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2021	355	77,834	(45)
5-Year U.S. Treasury Note	December 2021	2,884	351,127	86
Ultra 10-Year U.S. Treasury Note	December 2021	1,045	151,558	(1,684)
				(1,643)

Short Futures Contracts
10-Year U.S. Treasury Note	December 2021	(1,084)	(141,682)	1,321
Ultra Long U.S. Treasury Bond	December 2021	(277)	(54,405)	(292)
				1,029
				(614)
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

B. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearing house is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
C. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized. The fund had no open options contracts on futures at October 31, 2021.
D. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.

E. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.
F.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	6,328,698	—	6,328,698
Sovereign Bonds	—	48,585	—	48,585
Temporary Cash Investments	11,830	—	—	11,830
Total	11,830	6,377,283	—	6,389,113
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,407	—	—	1,407
Liabilities
Futures Contracts[1]	2,021	—	—	2,021
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.